UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2008

IMCLONE SYSTEMS INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Varick Street
New York, New York 10014

(Address of principal executive offices) (Zip Code)

(212) 645-1405

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 10, 2008, at the Annual Meeting of Stockholders of ImClone Systems Incorporated (the “Company”), the stockholders approved the Company’s 2008 Employee Stock Purchase Plan (the “Purchase Plan”). A summary of the material features of the Purchase Plan is provided below.

Stock Subject to the Purchase Plan

The number of shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), which may be purchased by eligible employees under the Purchase Plan is 1,000,000 shares. Such shares of Common Stock may be newly issued shares or shares reacquired in private transactions or open market purchases.

Eligibility

All employees of the Company or an affiliate of the Company who have been employed for at least six months by the Company or an affiliate of the Company and whose customary employment with the Company or an affiliate of the Company is at least 20 hours per week and at least five months per calendar year are eligible to participate in the Purchase Plan, except for persons who are deemed under Section 423(b)(3) of the Internal Revenue Code of 1986, as amended (the “Code”), to own five percent (5%) or more of the voting stock of the Company. Officers of the Company are eligible to participate in the Purchase Plan, except that the Board of Directors of the Company (the “Board”) may provide in any offering period that certain highly compensated employees within the meaning of the Code are ineligible to participate. As of June 30, 2008, approximately 1,200 persons would be eligible to participate in the Purchase Plan.

Participation

The Purchase Plan provides for a series of six-month offering periods commencing on April 1 and October 1 of each year, with the first offering period commencing on April 1, 2008. The Board may change the duration of the offering periods; provided, that such offering periods comply with the provisions of Section 423(b)(7) of the Code. Eligible employees may elect to become participants in the Purchase Plan by enrolling during specified enrollment periods. During each offering period, eligible employees who enroll in the Purchase Plan for the offering period are granted an option to purchase shares through the accumulation of payroll deductions of not less than 1% nor more than 15% of each participant's compensation (up to a maximum of $25,000 per calendar year, based on the fair market value of the shares determined as of the date the option to purchase such shares is granted). The number of shares to be purchased will be determined by dividing the participant's balance in the Purchase Plan account on the last day of the offering period by the purchase price per share for the Common Stock. The purchase price per share will be the lesser of (i) 85% of the fair market value of the Common Stock on the last day of the offering period or (ii) 85% of the fair market value on the first day of the offering period. If a fractional number of shares results, the number will be rounded down to the next whole number and the excess funds shall be carried forward to the next offering period. Unless a participant withdraws from the Purchase Plan, such participant's option will be exercised automatically on the last day of the offering period. No interest shall accrue on a participant's contributions under the Purchase Plan.

Withdrawal

An employee may withdraw all but not less than all the contributions credited to his or her account under the Purchase Plan at any time at least 15 days prior to the last day of the offering period. Upon termination of a participant's continuous status as an employee prior to the last day of an offering period for any reason, including retirement or death, the contributions credited to such participant's account will be returned to such participant or such participant's beneficiary in the case of death. In the event a participant fails to remain employed for at least 20 hours per week during an offering period, such participant will be deemed to have withdrawn and the contributions credited to such participant's account shall be returned to such participant. A participant's withdrawal from any offering period will not have any effect upon his or her eligibility to participate in a succeeding offering period.

Administration; Amendment; Termination

The Compensation Committee of the Board (the “Compensation Committee”) or, if the Board so determines, the Board or another committee thereof shall supervise and administer the Purchase Plan. They shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for administration of the Purchase Plan and not inconsistent with the Purchase Plan, to construe and interpret the Purchase Plan and to make all other determinations necessary or advisable for the administration of the Purchase Plan. The Board or a committee thereof may at any time terminate or amend the Purchase Plan, except that no such termination may affect options previously granted, nor may an amendment make any change in any option granted which adversely affects the rights of any participant. In addition, to the extent necessary to comply with Section 423 of the Code or any other applicable law or regulation, the Company must obtain stockholder approval as required.

Term of Purchase Plan

The Purchase Plan became effective upon adoption by the Compensation Committee and shall terminate ten years thereafter, subject to stockholder approval within twelve months of adoption, unless earlier terminated as provided above. No purchases of Common Stock pursuant to the Purchase Plan shall occur prior to stockholder approval.

Nontransferability

Neither contributions credited to a participant's account nor any rights with respect to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way other than by will or the laws of descent and distribution. A participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the participant's account under the Purchase Plan in the event of such participant's death subsequent to the end of an offering period, but prior to the delivery of such participant's shares of Common Stock and cash. A participant may file a written designation of a beneficiary who is to receive any cash from the participant's account in the event of such participant's death prior to the end of the offering period.

Adjustments Upon Changes in Stock

If any change is made in the shares of Common Stock subject to the Purchase Plan or subject to any option granted under the Purchase Plan (through merger, consolidation, reorganization, distribution of substantially all of the assets of the Company, spin-off of a subsidiary's voting securities to its stockholders, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, issuance of rights to subscribe, or change in capital structure), appropriate adjustments shall be made by the Board or a committee thereof as to the maximum number of shares subject to the Purchase Plan and the number of shares and price per share subject to outstanding options as shall be equitable to prevent dilution or enlargement of option rights. Any such determination made by the Board or a committee thereof shall be final, binding and conclusive upon each participant.

Federal Income Tax Considerations

The following is a description of certain U.S. Federal income tax consequences of the issuance and exercise of options to purchase shares under the Purchase Plan. The options granted under the Purchase Plan are intended to constitute qualified stock options in an "employee stock purchase plan" under Section 423 of the Code. No taxable income is realized by a participant at the time options are granted to participants under the Purchase Plan or at the time of purchase of shares pursuant to the Purchase Plan. Upon the death of a participant owning Purchase Plan shares or upon the disposition of shares two years or more after the date of the grant of the option to purchase such shares and at least one year after acquiring such shares (the "Required Holding Period"), the participant will recognize as ordinary compensation income an amount equal to the lesser of:

(i) the excess of the fair value of the shares on the date of disposition or death over the amount paid for such shares, or
(ii) the excess of the fair market value of the shares at the time the option was granted over the option exercise price.

The participant will also recognize a long term capital gain or loss on a disposition of such shares equal to the difference between (x) the amount realized upon the sale of the shares and (y) the sum of the amount the participant paid for the shares plus the amount, if any, taxed to the participant as ordinary compensation income under clause (i) or (ii) above.

The Company will not be entitled to a deduction corresponding to the participant's compensation income in the case of shares satisfying the Required Holding Period.

Upon disposition of the shares prior to the satisfaction of the Required Holding Period, the participant generally will then recognize compensation income, and the Company will have a corresponding deduction, in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. The amount recognized as compensation income will be added to the basis of the shares for purposes of computing the participant capital gain at time of disposition.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2008 Employee Stock Purchase Plan (filed as Appendix A of the Company’s Proxy Statement, dated August 11, 2008, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED (Registrant)

Dated: September 16, 2008	By:	/s/ Andrew K. W. Powell
Andrew K. W. Powell Senior Vice President and General Counsel